SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	1
Signature	2

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on March 12, 2014, Harold E. Riley, Chairman and CEO of Citizens, Inc. (“Citizens”) took a temporary medical leave of absence. In accordance with Citizens’ bylaws, Rick D. Riley, Vice Chairman and President of Citizens, served as acting Chairman and CEO in Harold E. Riley’s absence.  On April 14, 2014, Harold E. Riley resumed his service as Chairman and CEO of Citizens.

Harold E. Riley, age 85, has more than 50 years' experience in the life insurance business and is the founder of Citizens and Trustee of the Harold E. Riley Trust, Citizens’ sole Class B "controlling shareholder." Mr. Riley's leadership and intimate knowledge of the insurance industry, provide Citizens and its Board with significant industry-specific experience and expertise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and President
Date: April 15, 2014

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